FNFV Reports Third Quarter 2017 Results With $1.02 Billion Book Value of Portfolio Company Investments, or $15.65 Per Share
Jacksonville, Fla. -- (October 25, 2017) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three and nine-month periods ended September 30, 2017.

•	Total revenue of $279 million in the third quarter versus $319 million in the third quarter of 2016

•	Third quarter diluted EPS of ($0.08) versus diluted EPS of ($0.11) in the third quarter of 2016

•	Pretax loss of $21 million and EBITDA of ($8) million for the third quarter versus pretax loss of $4 million and EBITDA of $15 million for the third quarter of 2016

•	$323 million in holding company cash on September 30, 2017

Restaurant Group

•
$266 million in total revenue, pretax loss of $19 million, EBITDA of ($6) million for the third quarter, versus $272 million in total revenue, pretax loss of $4 million, EBITDA of $9 million, and an EBITDA margin of 3.3% in the third quarter of 2016

•	Same store sales declined 1.3% in the third quarter, as Ninety Nine same stores sales decreased by 1.3%, O'Charley's declined by 1.4%, Village Inn fell by 1.3% and Bakers Square declined by 0.7%

Ceridian HCM

•
Third quarter total revenue of $185 million, an 8.6% increase over the third quarter of 2016, pretax loss of $16.3 million, EBITDA of $20.1 million, a $20.7 million increase over the third quarter of 2016, and an EBITDA margin of 10.9%

•	Cloud-based revenues grew 33% to $103 million in the third quarter on a constant currency basis as 165 Dayforce customers went live on the platform during the quarter

•	Over 2,850 Dayforce customers are live on the platform, up from approximately 2,150 at the end of the third quarter of 2016

Monetization and Investment Initiatives

•
In October, completed the acquisition of T-System Holdings, a provider of clinical documentation and coding solutions to hospital-based and free-standing emergency departments and urgent care facilities, for approximately $200 million in cash

•
In August, announced a definitive agreement to merge 99 Restaurant & Pub with J. Alexander Holdings, after which FNFV will directly and indirectly own approximately 16.27 million common share equivalents, or approximately 52% of the outstanding common stock of J. Alexander's

“I am pleased with the success that we achieved this quarter, as we announced two exciting transactions that we believe will create value for our shareholders," said Chairman William P. Foley, II. "The first is T-System, which is a great company with an experienced management team that operates in a very large and fragmented medical documentation and coding market, with a business model that is shifting to a majority of recurring revenue streams. We believe that the documentation business is at an inflection point with a significant near-term organic growth opportunity. We are also confident that we can assist T-System in making multiple acquisitions that can further accelerate future growth while expanding the product and services that the company offers to its customers. Longer term, we see the Healthcare IT and Services sector as an exciting area for investment and growth and see T-System as a platform to take advantage of this opportunity.

"We also announced the merger of our 99 Restaurant and Pub operations with J. Alexander’s in a stock for stock combination.
Both 99 and J. Alexander's are terrific concepts that have individually generated strong same store sales and impressive financial performance in a challenging environment for the casual dining industry. We believe this combination provides a larger, stronger, better diversified and more formidable player in the casual dining segment.

Mr. Foley concluded, "We made significant progress on the FNFV exchange transaction during the third quarter and have now set a shareholder vote and closing date of November 17, 2017, for the exchange of the FNFV tracking stock for Cannae Holdings common stock. The new Cannae Holdings common stock will trade on the NYSE under the ticker symbol ‘CNNE’ and it will be a legally separate, stand-alone public company."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2017 results of FNFV on Thursday, October 26, 2017, beginning at 12:30 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:30 p.m. Eastern time on October 26, 2017, through November 1, 2017, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 430330.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), and earnings before interest, taxes and depreciation as a percent of revenue (EBITDA margin).

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the plan to redeem and exchange the FNFV tracking stock with the result being an independent, publicly-traded Cannae Holdings common stock; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.

CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	Corporate and Other
Three Months Ended
September 30, 2017
Operating revenue	$280	$269	$11
Interest and investment income	2	—	2
Realized gains and losses, net	(3)	(3)	—
Total revenue	279	266	13

Personnel costs	19	13	6
Other operating expenses	25	16	9
Cost of restaurant revenue	243	243	—
Depreciation and amortization	12	11	1
Interest expense	1	2	(1)
Total expenses	300	285	15

Pre-tax loss from continuing operations	$(21)	$(19)	$(2)

Income tax benefit	$(14)	$—	$(14)
Loss from equity investments	(6)	—	(6)
Non-controlling interests	(8)	(8)	—

Net (loss) earnings attributable to FNFV common shareholders	$(5)	$(11)	$6

EPS attributable to FNFV common shareholders - basic	$(0.08)	$(0.17)	$0.09
EPS attributable to FNFV common shareholders - diluted	$(0.08)	$(0.17)	$0.09

FNFV weighted average shares - basic	65
FNFV weighted average shares - diluted	65

Pre-tax loss from continuing operations	$(21)	$(19)	$(2)

Interest expense	$1	$2	$(1)
Depreciation and amortization	12	11	1

EBITDA	$(8)	$(6)	$(2)
EBITDA margin	—	—	—

FIDELITY NATIONAL FINANCIAL VENTURES
THIRD QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	Corporate and Other
Three Months Ended
September 30, 2016
Operating revenue	$319	$273	$46
Interest and investment income	1	—	1
Realized gains and losses, net	(1)	(1)	—
Total revenue	319	272	47

Personnel costs	42	13	29
Other operating expenses	25	13	12
Cost of restaurant revenue	237	237	—
Depreciation and amortization	15	11	4
Interest expense	4	2	2
Total expenses	323	276	47

Pre-tax loss from continuing operations	$(4)	$(4)	$—

Income tax benefit	$(7)	$—	$(7)
Loss from equity investments	(11)	—	(11)
Non-controlling interests	(1)	(1)	—

Net loss attributable to FNFV common shareholders	$(7)	$(3)	$(4)

EPS attributable to FNFV common shareholders - basic	$(0.11)	$(0.05)	$(0.06)
EPS attributable to FNFV common shareholders - diluted	$(0.11)	$(0.05)	$(0.06)

FNFV weighted average shares - basic	66
FNFV weighted average shares - diluted	69

Pre-tax loss from continuing operations	$(4)	$(4)	$—

Interest expense	$4	$2	$2
Depreciation and amortization	15	11	4

EBITDA	$15	$9	$6
EBITDA margin	4.7%	3.3%	12.8%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	Corporate and Other
Nine Months Ended
September 30, 2017
Operating revenue	$932	$830	$102
Interest and investment income	4	—	4
Realized gains and losses, net	277	(4)	281
Total revenue	1,213	826	387

Personnel costs	136	39	97
Other operating expenses	80	46	34
Cost of restaurant revenue	728	728	—
Depreciation and amortization	44	33	11
Interest expense	8	5	3
Total expenses	996	851	145

Pre-tax earnings (loss) from continuing operations	$217	$(25)	$242

Income tax expense	97	—	97
Loss from equity investments	(14)	—	(14)
Non-controlling interests	(11)	(11)	—

Net earnings (loss) attributable to FNFV common shareholders	$117	$(14)	$131

EPS attributable to FNFV common shareholders - basic	$1.80	$(0.22)	$2.02
EPS attributable to FNFV common shareholders - diluted	$1.75	$(0.22)	$1.97

FNFV weighted average shares - basic	65
FNFV weighted average shares - diluted	67

Pre-tax earnings (loss) from continuing operations	$217	$(25)	$242

Interest expense	$8	$5	$3
Depreciation and amortization	44	33	11

EBITDA	$269	$13	$256
EBITDA margin	22.2%	1.6%	66.1%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	Corporate and Other
Nine Months Ended
September 30, 2016
Operating revenue	$982	$858	$124
Interest and investment income	3	—	3
Realized gains and losses, net	11	(4)	15
Total revenue	996	854	142

Personnel costs	120	40	80
Other operating expenses	80	50	30
Cost of restaurant revenue	727	727	—
Depreciation and amortization	45	31	14
Interest expense	8	4	4
Total expenses	980	852	128

Pre-tax earnings from continuing operations	$16	$2	$14

Income tax benefit	$(5)	$—	$(5)
Loss from equity investments	(16)	—	(16)
Non-controlling interests	1	1	—

Net earnings attributable to FNFV common shareholders	$4	$1	$3

EPS attributable to FNFV common shareholders - basic	$0.06	$0.02	$0.04
EPS attributable to FNFV common shareholders - diluted	$0.06	$0.02	$0.04

FNFV weighted average shares - basic	68
FNFV weighted average shares - diluted	70

Pre-tax earnings from continuing operations	$16	$2	$14

Interest expense	$8	$4	$4
Depreciation and amortization	45	31	14

EBITDA	$69	$37	$32
EBITDA margin	6.9%	4.3%	22.5%

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV September 30, 2017	FNFV December 31, 2016
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$807	$642
Goodwill	101	206
Total assets	1,311	1,400
Notes payable	128	233
Non-controlling interest	99	116
Total equity and redeemable non-controlling interests	1,114	1,032
Total equity attributable to common shareholders	1,015	916

	FNF Group September 30, 2017	FNFV September 30, 2017	Consolidated September 30, 2017	Consolidated December 31, 2016
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,555	$807	$5,362	$5,473
Goodwill	2,683	101	2,784	2,761
Title plant	398	—	398	395
Total assets	9,190	1,311	10,501	14,463
Notes payable	762	128	890	1,220
Reserve for title claim losses	1,496	—	1,496	1,487
Secured trust deposits	923	—	923	860
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	—	99	99	902
Total equity and redeemable non-controlling interests	4,599	1,114	5,713	7,242
Total equity attributable to common shareholders	4,255	1,015	5,270	5,996

Adjusted Book Value Summary	FNFV September 30, 2017	FNFV December 31, 2016
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$400	$386
American Blue Ribbon Holdings	157	173
One Digital	—	75
Del Frisco's Restaurant Group	17	49
Holding Company Cash	323	129
Other	118	104
FNFV Book Value	$1,015	$916
Outstanding FNFV shares	64.9	66.4
FNFV Book Value per Share	$15.65	$13.78

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2017			September 30, 2017
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$558	$558	$—	$1,598	$1,598	$—
Agency title premiums	719	719	—	2,028	2,028	—
Total title premiums	1,277	1,277	—	3,626	3,626	—
Escrow, title-related and other fees	689	678	11	2,071	1,969	102
Total title and escrow and other	1,966	1,955	11	5,697	5,595	102

Restaurant revenue	269	—	269	830	—	830
Interest and investment income	34	32	2	97	93	4
Realized gains and losses, net	(4)	(1)	(3)	277	—	277
Total revenue	2,265	1,986	279	6,901	5,688	1,213

Personnel costs	646	627	19	1,958	1,822	136
Other operating expenses	468	443	25	1,392	1,312	80
Cost of restaurant revenue	243	—	243	728	—	728
Agent commissions	553	553	—	1,557	1,557	—
Depreciation and amortization	58	46	12	177	133	44
Title claim loss expense	64	64	—	181	181	—
Interest expense	12	11	1	47	39	8
Total expenses	2,044	1,744	300	6,040	5,044	996

Earnings (loss) from continuing operations before taxes	221	242	(21)	861	644	217
Income tax expense (benefit)	74	88	(14)	355	258	97
Earnings (loss) from continuing operations before equity investments	147	154	(7)	506	386	120
(Loss) earnings from equity investments	(3)	3	(6)	(7)	7	(14)
Net earnings (loss) from continuing operations	144	157	(13)	499	393	106
Earnings from discontinued operations, net of tax	31	31	—	59	59	—
Net earnings (loss)	175	188	(13)	558	452	106
Non-controlling interests	10	18	(8)	25	36	(11)
Net earnings (loss) attributable to common shareholders	$165	$170	$(5)	$533	$416	$117

Cash flows provided by (used in) operations	274	302	(28)	566	691	(125)

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$556	$556	$—	$1,518	$1,518	$—
Agency title premiums	713	713	—	1,934	1,934	—
Total title premiums	1,269	1,269	—	3,452	3,452	—
Escrow, title-related and other fees	700	654	46	1,920	1,796	124
Total title and escrow and other	1,969	1,923	46	5,372	5,248	124

Restaurant revenue	273	—	273	858	—	858
Interest and investment income	29	28	1	96	93	3
Realized gains and losses, net	(4)	(3)	(1)	5	(6)	11
Total revenue	2,267	1,948	319	6,331	5,335	996

Personnel costs	630	588	42	1,800	1,680	120
Other operating expenses	464	439	25	1,296	1,216	80
Cost of restaurant revenue	237	—	237	727	—	727
Agent commissions	545	545	—	1,473	1,473	—
Depreciation and amortization	56	41	15	161	116	45
Title claim loss expense	70	70	—	190	190	—
Interest expense	18	14	4	55	47	8
Total expenses	2,020	1,697	323	5,702	4,722	980

Earnings (loss) from continuing operations before taxes	247	251	(4)	629	613	16
Income tax expense (benefit)	88	95	(7)	218	223	(5)
Earnings from continuing operations before equity investments	159	156	3	411	390	21
(Loss) earnings from equity investments	(7)	4	(11)	(6)	10	(16)
Net earnings (loss) from continuing operations	152	160	(8)	405	400	5
Earnings from discontinued operations, net of tax	17	17	—	54	54	—
Net earnings (loss)	169	177	(8)	459	454	5
Non-controlling interests	13	14	(1)	32	31	1
Net earnings (loss) attributable to common shareholders	$156	$163	$(7)	$427	$423	$4

Cash flows provided by operations	372	360	12	745	709	36

###